Bartlett


                                                             Semi-Annual Report
                                                             September 30, 1997




                                                                       BARTLETT
                                                       VALUE INTERNATIONAL FUND

                                                                       BARTLETT
                                                               BASIC VALUE FUND


                                                                   mutual funds

                                 BARTLETT & CO.
                                    PROFILE

[Bartlett Logo]
Bartlett & Co., headquartered in Cincinnati, Ohio, is an asset management firm which manages over $2 billion for individuals, family groups and institutions. Established in 1898, Bartlett & Co. has built a reputation among individual and institutional investors of strong performance and superior client service for nearly a century.

Bartlett & Co. offers its clients a diversity of services through four business divisions:

         (diamond) Mutual Funds
         (diamond) Institutional Client Services
         (diamond) Private Client Services
         (diamond) Real Estate Programs

Our tradition of excellence, the breadth of our services and the depth of our experience give Bartlett & Co. the capabilities to serve as your financial advisor.

                                    CONTENTS

                                                                      Pages
------------------------------------------------------------------------------

      Bartlett & Co. Profile                                   Inside Cover
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      President's Letter                                                  2

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      Reports to Shareholders
           Bartlett Value International Fund                              3
           Bartlett Basic Value Fund                                      4
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      Growth of a $10,000 Investment
           Bartlett Value International Fund                              6
           Bartlett Basic Value Fund                                      6

------------------------------------------------------------------------------
      Portfolios of Investments
           Bartlett Value International Fund                              7
           Bartlett Basic Value Fund                                      9

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      Statements of Assets and Liabilities                               11
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      Statements of Operations                                           12
------------------------------------------------------------------------------
      Statements of Changes in Net Assets                                13

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      Financial Highlights
           Bartlett Value International Fund                             14
           Bartlett Basic Value Fund                                     15

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      Notes To Financial Statements                                      16
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      Trustees and Officers                                              19
------------------------------------------------------------------------------

      This report is for the information of shareholders of the Bartlett Mutual Funds. It may be used as sales literature if preceded or accompanied by a current prospectus of the Bartlett Mutual Funds.

                               PRESIDENT'S LETTER

Dear Fellow Shareholder,

We are pleased to report that the Bartlett Basic Value Fund and the Bartlett Value International Fund enjoyed superior absolute and relative results during the quarter ended September 30, 1997. In fact, the relative performance became more favorable during the poor global market environment of October. While Bartlett & Co. would never take pride in losing money while losing less than most of the investment manager universe, this is precisely what did happen during October.

Alan Greenspan has spent the better part of the last twelve months attempting to throw a wet blanket on investors' enthusiasm for the market. The experience that Japan had with the "wealth effect" and, then, the "wealth diminution effect" when the Japanese stock market began to crater in the fall of 1991, has weighed heavily on his mind. In fact, the precarious state of the Japanese economy at present is due largely to the excesses of Japanese investors and consumers prior to the decline of the Nikkei Index.

The currency debacle in Southeast Asia, therefore, is a double edged sword. First, it has forced investors to remember that stocks, in fact, can go down, so that the Federal Reserve may not have to pursue a monetary policy that would be unpopular. Unfortunately, the other edge of the blade is that a powerful monetary tool has been taken from the Federal Reserve Board, albeit temporarily. If the U.S. economy does, in fact, become overheated, it would be difficult to increase interest rates since this would have the effect of deepening or protracting the currency problems in most other parts of the world. This, in turn, would have negative implications for our economy since our exports would surely suffer. Consumers in other parts of the world would simply not be able to afford American made goods as their currencies would be worth less.

Many have referred to market conditions over the past few years as being a fool's paradise: the S&P 500 Index is trading at a multiple of 51/2 times the stated net worth of the companies included in the Index, while the mean historical valuation multiple has been 1.9. The price earnings multiple attained a level of 22 times trailing earnings, while the historic mean is 16. There used to be a red flag any time the S&P 500 Index had a dividend yield of 3%. It fell to 1.5% by the end of the summer. The morning after the Dow slipped 554 points, there were film clips of investors lining up to place buy orders with their brokers. A few investors, shown on national TV, actually proclaimed that the previous day's decline presented "the buying opportunity of a lifetime." It is curious that the stock market had actually been lower on May 20, 1997 than it was after the crash on Monday, October 27. Do those five months and one week now constitute a lifetime? Do we now dream about the good old days, way back in the spring of 1997, when there were still bargains to be had in the market?

Admittedly, it is tough to have unbridled enthusiasm when purchasing stocks at this time. However, a hallmark of value investing is that it generally shows resilience during less than favorable market conditions. This is due to a value investor's refusal to make pie in the sky projections as to what a company's earnings might be and then, to ascribe an inordinately high probability to a company's ability to meet those expectations by rewarding it with a high price earnings multiple. Bartlett & Co. is not looking for companies that are downtrodden, unwanted, or unloved. We, however, do not want to pay more than a reasonable price for very well run companies. That being said, we will always look at the company itself, rather than making prognostications regarding the market. Madelynn Matlock, your portfolio manager for the Bartlett Value International Fund, has never made currency, continent, or country specific bets. By steadfastly pursuing economic value rather than worldwide trends, the Bartlett Value International Fund has been a solid performer.

The Bartlett & Co. family of funds now has a number of new trustees, each of whom add a global perspective to the operation--both procedural and investment wise--of your funds. Of particular significance is our pleasure in announcing that Lorrence T. Kellar, a trustee for the Bartlett family of funds since their inception, has accepted the position as the Chairman of the Board of Trustees for Bartlett Mutual Funds. Larry's keen insight, experience, and wise counsel can only serve to enhance the quality of your position as a shareholder.

In closing, we once again thank you for continuing to appreciate and embrace what has certainly been a tried and true investment philosophy--especially during the past few months.

                                                      James A. Miller, CFA
                                                      President, Bartlett & Co.

                                    BARTLETT
                              VALUE INTERNATIONAL
                                  FUND REPORT

[Bartlett Logo]
International markets had a very mixed performance during the third quarter of 1997. European markets in general were quite good, while Pacific markets, most notably the Asian "tigers" fell. The Morgan Stanley Europe, Australia and Far East Index (EAFE) slipped slightly, by .7% for the quarter, while the broader Morgan Stanley All Country ex US Index (MSAC) dropped 1.4%. European markets continued to gain on prospects for improving economics and company fundamentals, while the Japanese market stagnated and the smaller Asian markets plunged on currency turmoil. Bartlett Value International gained 2.7% (excluding the 4.75% sales charge, effective July 21, 1997) in the quarter, benefiting from having most of its holdings in better performing markets, as well as a number of stocks that outperformed their local markets.

For the 1997 year to date, the performance pattern in overseas markets has been very similar to the third quarter. The EAFE Index overall returned 10.4%, while the MSAC rose 10.2%. Bartlett Value International nearly doubled the indexes, with a return of 19.9% (excluding the 4.75% sales charge, effective July 21, 1997). A disparate group of equities have boosted the Fund's performance this year, including Michelin in France, Hudson's Bay Co. in Canada, Rohm in Japan, and YPF in Argentina. Our strategy of focusing on company fundamentals rather than relying on economic projections for various geographic regions allows the Fund to avoid the substantial market drops that occur when high stock valuations combine with quickly deteriorating economic expectations, as we have seen in Southeast Asia. At the end of the third quarter, the Fund's portfolio had a little over half of its assets in European stocks, about a third in Pacific region stocks, including 12% in Japan, and the balance in the Americas. We continue to find excellent values for new additions to the portfolio. During the third quarter, we added the shares of New Holland, a global manufacturer of agricultural machinery, and AGA, a Swedish industrial gases company, to the portfolio.

Investor confidence in equity markets as a sure place to grow wealth has been severely dented by market volatility in the last several weeks. Just like a Medieval plague, currency volatility and uncertainty about the future have visited ports in every part of the world, including the previously invulnerable US market. Investor psychology changes much faster than the underlying economic fundamentals, so the crucial question at this point is whether the various regional markets, such as those in Southeast Asia, have fallen too far, or if they are just beginning to reflect reality. It seems to us that the substantial drops in the smaller Asian markets represent the dissipation of too much enthusiasm for growth and too little respect for risk, while falls in Japan and Europe seem overdone. Markets in Latin America had gotten a bit too frothy as well, although the fundamentals in most of those countries remain sound. The sharp market swings in the last few weeks are hard evidence of the role that the investor emotions of fear and greed play in the movement of company stock prices and the value of currencies. We remain committed to building the portfolio on the fundamentals of companies, not on the swings of the markets.



                             Portfolio Composition
                      Bartlett Value International Fund vs
                    Europe, Australia, Far East (EAFE) Index
                               September 30, 1997


                              [GRAPH APPEARS HERE]


                                          Fund       EAFE Index

                 Americas                  16%           0%
                   Latin America            5%
                   Canada                   8%
                   Cash Equivalents         3%
                 Europe                    52%          62%
                 Pacific                   32%          38%
                   Japan                   12%          29%



                                        /s/ Madelynn M. Matlock
                                        ------------------------
                                        Madelynn M. Matlock, CFA
                                        Portfolio Manager

*The EAFE Index is an unmanaged index of common stocks of foreign companies. The returns for the Index do not include any expenses or transaction costs. The returns for the Fund include such expenses.

                                    BARTLETT
                                  BASIC VALUE
                                  FUND REPORT

[Bartlett Logo]
The portfolio's equity holdings had a great quarter, beating the S&P 500 Index by over five percentage points. This allowed the portfolio's stocks to just about pull even with the S&P 500 Index for the year and to pull slightly ahead of the Dow Jones Industrial Average. Far be it from us to think it's time to take a bow, since the last quarter allowed us to essentially recapture the shortfall in performance that occurred in January when nothing but the largest companies were propelling the market averages higher.

During the first six months of the year, the Russell 2000 Index of small stocks produced an 8.1% return, compared to a return of 20.6% that was produced by the S&P 500 Index which is dominated by large company stocks. For the trailing nine month period ending 9/30/97, the S&P 500 produced a 29.6% return, while the Russell 2000 generated a 26.6% return. It was not until mid-April that investors became interested in including smaller issues among their common stock holdings. This trend was key to our having an outstanding quarter.

This is not to say that the large capitalization issues in the portfolio have not contributed to the gains. Companies such as Time Warner, General Motors, AMR, Federated Department Stores, and AT&T have been additive to the results. Furthermore, these contributions have been made to the portfolio from a diverse set of industrial sectors, thereby reducing the overall risk. It is one thing to buy good companies that are cheaply or reasonably priced. We, however, attempt to reduce investment risk further by making sure that we do not have an overconcentration in any one particular sector of the economy.

The list regarding the smaller companies that have buoyed results is quite long. Of particular note, however, is Kansas City Southern Industries--a large position in the portfolio that became only larger as its stock nearly doubled in price since the end of May. Kansas City Southern, incidentally, was not a difficult company to analyze. The problem was that the company is followed almost exclusively by rail analysts, yet over seventy percent of its earnings are derived from its ownership of the Janus and Berger groups of funds and DST, Inc., a processor of mutual funds confirmations and statements. In addition, at quarter-end another significant holding,



                         Measuring Both Risk and Return
            Bartlett Basic Value Fund vs Standard & Poor's 500 Index
                           May 1983 to September 1997


                              [GRAPH APPEARS HERE]

                                   Bartlett
                                     Basic                    S&P
                                     Value                    500
                                     Fund                    Index
                                   --------                  -----
             Return                  13.0%*                  16.6%
             Risk                    11.1%                   14.3%



   This chart compares the historical average annual total return and the risk (as measured by the standard deviation) of the Bartlett Basic Value Fund and the Standard & Poor's 500 Index from May 1983 to September 30, 1997. The S&P 500 Index is an unmanaged index of common stocks widely used as a measure of stock market activity. The return for the Index does not include any expenses or transaction costs. The return for the Fund includes such expenses and costs.

   Standard deviation is a statistical measure of volatility often used as a measure of risk. In general, the greater the standard deviation, the greater the tendency to vary from the average annual total return. By comparing the magnitude of the standard deviations, the relative volatility of each investment can be determined. A lower standard deviation reflects lower volatility.

   The average annual total return figures assume the reinvestment of dividends.

   Of course, past performance is no guarantee of future results. The principal value and investment returns of the Fund fluctuate so that upon redemption you may receive more or less than your original investment.

--------------------------------------------------------------------------------
   *Excluding the 4.75% sales charge effective July 21, 1997.

Salomon Bros. Inc., announced that it would be acquired by Travelers. This represented a nice return to a level that approximated our target price. Situations such as Kansas City Southern and Salomon are not hard to find from time to time. However, it takes patience to continue to maintain positions in them when investors are literally throwing money at nothing but the most familiar household name companies.

Among the new companies purchased in the portfolio during the quarter were H&R Block and UCAR, a manufacturer of carbide electrodes used in steel production. We also added to our existing positions in GATX, First Data, Jostens, and United Dominion Realty. During the strong market conditions we took advantage of several stocks that reached our target price and sold MBIA, Bristol Myers and Raytheon. Position sizes were reduced in Salomon Bros., Royce Value Trust, Kansas City Southern, and State Auto Financial.

Generally speaking, a value approach should not be able to capture all of the gains generated by a market as hot as this one has been, especially since this methodology has inherently less risk. The last quarter of 1996, combined with the first three quarters of this year, has allowed the equities in the portfolio to keep pace or to exceed the market indices by a comfortable margin.

We are pleased with the progress that your investments have made and are happy to report it to you. Perhaps more important, we do want to thank you for your commitment to Bartlett & Co.'s value approach. We shall do everything to continue to make your commitment to our value methodology a rewarding one.

Sincerely,





/s/ James A. Miller                 /s/ Woodrow H. Uible
________________________            _________________________
James A. Miller, CFA                Woodrow H. Uible, CFA
Portfolio Manager                   Portfolio Manager



                          Largest Industry Allocations

            Bartlett Basic Value Fund vs Standard & Poor's 500 Index
                               September 30, 1997


                              [GRAPH APPEARS HERE]


                                             Fund        S&P 500
                                             ----        -------
                Basic Industry                17%           11%
                Finance                       17%           18%
                Consumer Cyclical             17%           12%
                Transportation                11%            1%
                Technology/Defense            11%           18%
                Consumer Staples               7%           11%

                                  GROWTH OF A
                                    $10,000
                                   INVESTMENT

[Bartlett Logo]
The following graphs compare each Fund's total return against that of a closely matched broad-based securities market index.


                         Growth of a $10,000 Investment
                       Bartlett Value International Fund
                  October 31, 1989 through September 30, 1997


                          Average Annual Total Returns
                      For periods ended September 30, 1997
--------------------------------------------------------------------------------
 1 Year           3 Years           5 Years          Life of the Fund
                                                     (since 10/06/89)
--------------------------------------------------------------------------------
 27.78%           13.09%            13.98%               9.46%
 21.67%*          11.27%*           12.87%*              8.80%*


                       Bartlett Value International Fund
                                       vs
                       Europe, Australia, Far East Index



                              [GRAPH APPEARS HERE]


                               Bartlett Value
                               International                    EAFE
                                    Fund                       Index

            10/31/89              10,000                      10,000
              1990                10,958                      10,891
               M                  10,796                       8,737
               J                  11,226                       9,572
               S                   9,074                       7,543
              1991                 9,367                       8,337
               M                  10,381                       8,958
               J                   9,970                       8,469
               S                  10,972                       9,195
              1992                11,380                       9,350
               M                  11,614                       8,241
               J                  12,351                       8,414
               S                  11,426                       8,541
              1993                11,172                       8,212
               M                  11,929                       9,196
               J                  12,153                      10,121
               S                  13,413                      10,793
              1994                14,674                      10,886
               M                  14,841                      11,266
               J                  14,555                      11,844
               S                  15,331                      11,862
              1995                14,597                      11,741
               M                  14,666                      11,960
               J                  15,271                      12,048
               S                  15,928                      12,556
              1996                15,933                      13,062
               M                  16,537                      13,436
               J                  17,443                      13,659
               S                  17,352                      13,634
              1997                18,490                      13,893
               M                  19,092                      13,675
               J                  21,584                      15,461
             9/30/97              22,173                      15,362

                       -----------------------------------


These performance tables and charts represent past performance and are no guarantee of future results. The investment return and principal value of the Funds will fluctuate so that upon redemption, you may receive more or less than your original cost.

The charts illustrate the cumulative total return of an initial $10,000 investment in Class A Shares for the periods indicated and do not reflect the maximum sales charge of 4.75% currently applicable to Class A shares. The performance tables and charts assume all dividends and distributions are reinvested at the net asset value on the reinvestment date and reflect the periodic absorption of some Fund expenses through the waiver of management fees. Had a portion of these fees not been waived, the Funds' total returns would have been slightly lower.

The lines representing the securities market indices (which is, in each case, an unmanaged index) do not include any transaction costs associated with buying and selling securities in the index or other administrative expenses.

No performance information is shown for Class C and Class Y shares for either Fund as no such shares were outstanding prior to July 21, 1997. A contingent deferred sales charge may be imposed under certain circumstances on Class A and C Shares. Please refer to the prospectus for details.

*Reflects return information on Class A Shares including the 4.75% sales charge which became effective July 21, 1997.

The Europe, Australia, Far East (EAFE) Index is a broad-based index administered by Morgan Stanley Capital International and is composed of select common stocks of companies based outside the United States and including Europe, Australia, and the Far East. It is often used to measure international stock market activity.


The Standard & Poor's 500 Index is a broad-based unmanaged index of common stocks commonly used to measure general stock market activity.

                         Growth of a $10,000 Investment
                           Bartlett Basic Value Fund
                    May 31, 1983 through September 30, 1997

                          Average Annual Total Returns
                      For periods ended September 30, 1997
--------------------------------------------------------------------------------
 1 Year       3 Years       5 Years      10 Years       Life of the Fund
                                                        (since 05/05/83)
--------------------------------------------------------------------------------
 39.34%       24.16%        17.84%       12.05%         13.40%
 32.74%*      22.16%*       16.71%*      11.51%*        13.01%*



                           Bartlett Basic Value Fund
                                       vs
                          Standard and Poors 500 Index


                              [GRAPH APPEARS HERE]


                              Bartlett Basic                  S&P 500
                                Value Fund                     Index

           5/31/83                10,000                       10,000
              J                   10,100                       10,379
              S                   10,250                       10,362
             1984                 10,534                       10,407
              M                   10,657                       10,156
              J                   10,636                        9,892
              S                   11,078                       10,847
             1985                 11,419                       11,042
              M                   12,189                       12,059
              J                   12,705                       12,935
              S                   12,987                       12,400
             1986                 14,304                       14,529
              M                   16,177                       16,572
              J                   16,793                       17,518
              S                   16,259                       16,300
             1987                 16,259                       17,178
              M                   18,018                       20,840
              J                   18,811                       21,913
              S                   19,596                       23,360
             1988                 15,649                       18,067
              M                   17,795                       19,105
              J                   18,667                       20,355
              S                   19,202                       20,429
             1989                 19,761                       21,047
              M                   20,572                       22,524
              J                   21,555                       24,503
              S                   22,680                       27,113
             1990                 22,066                       27,656
              M                   21,908                       26,812
              J                   22,707                       28,502
              S                   18,441                       24,568
             1991                 19,946                       26,776
              M                   23,286                       30,674
              J                   22,769                       30,610
              S                   24,149                       32,248
             1992                 25,125                       34,948
              M                   25,598                       34,056
              J                   26,548                       34,715
              S                   26,912                       35,795
             1993                 27,698                       37,624
              M                   29,239                       39,268
              J                   28,882                       39,458
              S                   29,978                       40,476
             1994                 30,926                       41,417
              M                   30,237                       39,848
              J                   30,542                       40,015
              S                   31,950                       41,972
             1995                 31,051                       41,966
              M                   34,068                       46,052
              J                   36,480                       50,450
              S                   38,838                       54,461
             1996                 40,849                       57,740
              M                   42,262                       60,837
              J                   43,699                       63,562
              S                   43,892                       65,540
             1997                 48,373                       70,991
              M                   47,110                       72,907
              J                   54,111                       85,644
           9/30/97                61,259                       92,050

                       -----------------------------------

                           PORTFOLIOS OF INVESTMENTS

                       Bartlett Value International Fund
                      As of September 30, 1997 (Unaudited)


                                                              Market
                                                Shares        Value
------------------------------------------------------------------------------
Common Stock--95.06%
------------------------------------------------------------------------------
Argentina --5.28%
  IRSA Inversiones y
  Representaciones S.A. (ADR)
  (Real Estate Invest./Management)              48,000      $  2,124,000
  YPF Sociedad Anonima SA (ADR)
  (Energy, Oil & Gas)                           82,600         3,045,875
                                                            ____________
                                                               5,169,875
------------------------------------------------------------------------------
Australia -- 4.59%
  Brambles Industries Ltd.
  (Transport Services)                         121,600         2,537,922
  National Australia Bank (ADR)
  (Banking)                                     25,300         1,951,262
                                                            ____________
                                                               4,489,184
------------------------------------------------------------------------------
Canada --5.11%
  Hudson's Bay Co.
  (Retailing)                                   87,800         2,350,566
  Potash Corporation of
   Saskatchewan Inc. (ADR)
  (Mining)                                      33,800         2,653,300
                                                            ____________
                                                               5,003,866
------------------------------------------------------------------------------
Finland --2.26%
  Metra Oy B Shares
  (Engineering/Construction)                    76,000         2,212,079
------------------------------------------------------------------------------
France --9.91%
  Alcatel Althsom (ADR)
  (Capital Goods)                               73,600         1,955,000
  Michelin
  (Rubber)                                      45,800         2,601,637
  Cie de Saint Gobain
  (Glass/Building Materials)                    18,434         2,843,099
  Total SA
  (Energy)                                       3,000           343,354
  Total SA (ADR)
  (Energy)                                      34,100         1,954,356
                                                            ____________
                                                               9,697,446
------------------------------------------------------------------------------
Germany --2.38%
  Deutsche Lufthansa AG
  (Transportation)                             118,000         2,324,005
------------------------------------------------------------------------------
HongKong --3.08%
  Swire Pacific Ltd.-B
  (Diversified)                                394,000         3,016,865
------------------------------------------------------------------------------



                                                              Market
                                                Shares        Value
------------------------------------------------------------------------------
India --2.52%
------------------------------------------------------------------------------
  Morgan Stanley India
  Investment Fund*
  (Closed-End Mutual Fund)                     218,200      $  2,468,388
------------------------------------------------------------------------------
Ireland --2.36%
  Allied Irish Banks PLC (ADR)
  (Banking)                                     43,800         2,307,713
------------------------------------------------------------------------------
Italy --2.68%
  Istituto Mobiliare SpA (ADR)
  (Banking)                                     82,600         2,627,713
------------------------------------------------------------------------------
Japan --12.44%
  Canon Inc.
  (Visual Image Equipment)                      86,000         2,515,787
  Fujitsu Ltd.
  (Computers)                                  137,000         1,714,345
  Ito-Yokado (ADR)
  (Retailing)                                    7,500         1,608,750
  Matsushita Electric Industrial
   Company Ltd.
  (Consumer Electronics Equip.)                109,000         1,969,172
  Rohm Company
  (Electronics)                                 17,000         2,000,497
  Sumitomo Warehouse
  (Storage)                                    516,000         2,368,973
                                                            ____________
                                                              12,177,524
------------------------------------------------------------------------------
Korea --2.21%
  Korea Fund Inc.
  (Closed-End Mutual Fund)                     182,525         2,167,484
------------------------------------------------------------------------------
Malaysia --2.47%
  Perlis Plantations Bhd
  (Diversified)                              1,145,500         2,417,641
------------------------------------------------------------------------------
Netherlands --2.53%
  New Holland NV (ADR)
  (Capital Goods)                               84,000         2,478,000
------------------------------------------------------------------------------
Norway --7.34%
  Elkem ASA
  (Metal-Diversified)                          142,500         2,526,454
  Kvaerner ASA
  (Shipbuilding)                                36,400         2,146,057
  Norsk Hydro ASA (ADR)
  (Chemicals)                                   42,000         2,512,125
                                                            ____________
                                                               7,184,636
------------------------------------------------------------------------------

                            As of September 30, 1997


                                                              Market
                                                Shares        Value
------------------------------------------------------------------------------
Portugal --1.73%
  Portugal Fund Inc.
  (Closed-End Mutual Fund)                      91,500      $  1,692,750
------------------------------------------------------------------------------
Singapore --3.00%
  Dairy Farm International
   Holdings Ltd.
  (Retail-Grocery)                           3,096,000         2,941,200
------------------------------------------------------------------------------
Spain --2.61%
  Repsol SA (ADR)
  (Energy)                                      58,800         2,550,450
------------------------------------------------------------------------------
Sweden --7.62%
  AGA
  (Industrial Gas)                             175,000         2,813,838
  AssiDoman AB
  (Forest Products & Paper)                     80,500         2,747,875
  Cardo AB
  (Engineering/Construction)                    61,200         1,899,519
                                                            ____________
                                                               7,461,232
------------------------------------------------------------------------------
Switzerland --1.17%
  Novartis AG
  (Medical-Drugs)                                  750         1,149,959
------------------------------------------------------------------------------
Taiwan --1.96%
  Taiwan Fund Inc.
  (Closed-End Mutual Fund)                      75,625         1,918,984
------------------------------------------------------------------------------
United Kingdom --9.81%
  Cadbury Schweppes PLC (ADR)
  (Beverages)                                   68,172         2,637,404
  Grand Metropolitan PLC (ADR)
  (Consumer Goods)                              28,289         1,103,271
  Tomkins PLC (ADR)
  (Diversified)                                152,600         3,452,575
  Tyco International*
  (Diversified)                                 29,381         2,411,078
                                                            ____________
                                                               9,604,328

------------------------------------------------------------------------------
Total Common Stock                                           $93,061,322
------------------------------------------------------------------------------
  (Cost-$71,990,744)

------------------------------------------------------------------------------



                                                 Face         Market
                                                Amount        Value
------------------------------------------------------------------------------
Convertible Bond--2.57%
------------------------------------------------------------------------------
  Magna International                       $1,900,000      $  2,512,750
  5% 10/15/02

------------------------------------------------------------------------------
Total Convertible Bond                                      $  2,512,750
------------------------------------------------------------------------------
  (Cost-$2,338,061)

------------------------------------------------------------------------------
Repurchase Agreement--2.76%
------------------------------------------------------------------------------
  State Street Corporation
  4.25% dated 9/30/97, to be
  repurchased at $2,704,319 on
  10/1/97 (Collateral: $2,415,000
  United States Treasury Bonds,
  7% due 11/15/16,
  value $2,755,856)                          2,704,000         2,704,000

------------------------------------------------------------------------------
Total Repurchase Agreement                                  $  2,704,000
------------------------------------------------------------------------------
  (Cost-$2,704,000)

------------------------------------------------------------------------------
Total Investments
   At Value--100.39%                                         $98,278,072
------------------------------------------------------------------------------
  (Cost-$77,032,805)

------------------------------------------------------------------------------
Other Assets Less Liabilities--(0.39%)                          (383,071)
------------------------------------------------------------------------------
Net Assets--100.00%                                          $97,895,001
==============================================================================

*Non-dividend paying investment.

See accompanying notes to financial statements.

                           Bartlett Basic Value Fund
                      As of September 30, 1997 (Unaudited)


                                                              Market
                                                Shares        Value
------------------------------------------------------------------------------
Common Stock--97.88%
------------------------------------------------------------------------------
Aerospace/Defense -- 1.80%
  Lockheed Martin Corp.                         23,000      $  2,452,375
------------------------------------------------------------------------------
Air Transportation -- 2.89%
  AMR Corp.*                                    35,550         3,934,941
------------------------------------------------------------------------------
Automobiles &
   Auto Parts -- 4.89%
  Ford Motor Co.                                35,000         1,583,750
  General Motors Corp.                          47,275         3,164,470
  Stewart & Stevenson
   Services, Inc.                               79,100         1,903,344
                                                            ____________
                                                               6,651,564
------------------------------------------------------------------------------
Broadcasting -- 1.99%
  Time Warner, Inc.                             50,000         2,709,375
------------------------------------------------------------------------------
Chemicals -- 1.32%
  Ferro Corporation                             47,000         1,794,813
------------------------------------------------------------------------------
Construction & Building
  Materials -- 0.82%
  Martin Marietta Materials, Inc.               30,927         1,113,372
------------------------------------------------------------------------------
Diversified -- 7.23%
  Canadian Pacific Ltd. (ADR)                   66,000         1,951,125
  Loews Corp.                                   40,000         4,517,500
  Tyco International Ltd.                       41,000         3,364,563
                                                            ____________
                                                               9,833,188
------------------------------------------------------------------------------
Electronics -- 3.18%
  Pioneer Standard
   Electronics, Inc.                           252,000         4,331,250
------------------------------------------------------------------------------
Energy -- 7.27%
  Cabot Oil & Gas Corporation                  113,700         2,622,206
  Phillips Petroleum Company                    56,000         2,891,000
  Total SA (ADR)                                30,000         1,719,375
  Triton Energy Ltd.*                           64,000         2,652,000
                                                            ____________
                                                               9,884,581
------------------------------------------------------------------------------
Financial Services -- 12.56%
  Fannie Mae                                   100,000         4,700,000
  H & R Block, Inc.                             40,000         1,545,000
  Salomon, Inc.                                 65,000         4,887,187
  State Auto Financial Corp.                    20,000           452,500
  U.S. Trust Corp.                              40,000         2,255,000
  Washington Federal, Inc.                     109,600         3,246,900
                                                            ____________
                                                              17,086,587
------------------------------------------------------------------------------



                                                              Market
                                                Shares        Value
------------------------------------------------------------------------------
  Food, Beverage & Tobacco -- 7.46%
  Archer-Daniels-Midland Co.                   141,818      $  3,394,774
  McDonald's Corporation                        56,000         2,667,000
  RJR Nabisco Holdings Corp.                    65,000         2,234,375
  Universal Foods Corp.                         46,000         1,851,500
                                                            ____________
                                                              10,147,649
------------------------------------------------------------------------------
Health Care -- 1.16%
  Columbia/HCA Healthcare
   Corporation                                  55,000         1,581,250

------------------------------------------------------------------------------
Investment Companies -- 3.23%
  Royce Value Trust, Inc.                      270,537         4,396,226
------------------------------------------------------------------------------
Machinery -- 8.47%
  Kaydon Corp.                                 105,000         6,300,000
  UCAR International Inc.*                      25,000         1,193,750
  York International Corporation                90,000         4,027,500
                                                            ____________
                                                              11,521,250
------------------------------------------------------------------------------
Metals & Mining -- 1.71%
  Potash Corporation of
   Saskatchewan Inc. (ADR)                      29,600         2,323,600
------------------------------------------------------------------------------
Manufactured Housing-- 2.86%
  Fleetwood Enterprises, Inc.                  116,000         3,893,250
------------------------------------------------------------------------------
Office Automation &
  Equipment -- 0.61%
  Pitney Bowes, Inc.                            10,000           831,875
------------------------------------------------------------------------------
Railroads -- 7.80%
  GATX Corporation                              50,000         3,378,125
  Kansas City Southern
   Industries Inc.                             210,000         7,231,875
                                                            ____________
                                                              10,610,000
------------------------------------------------------------------------------
Real Estate Investment
  Trusts (REITs) -- 3.88%
  Chateau Communities, Inc.                     92,730         2,735,535
  United Dominion Realty
   Trust, Inc.                                 170,000         2,550,000
                                                            ____________
                                                               5,285,535
------------------------------------------------------------------------------
Retail -- 8.27%
  Federated Dept. Stores, Inc.*                 76,500         3,299,062
  Jostens, Inc.                                155,000         4,204,375
  Toys `R' Us, Inc.*                           105,300         3,738,150
                                                            ____________
                                                              11,241,587
------------------------------------------------------------------------------
Services -- 2.29%
  First Data Corporation                        83,000         3,117,687
------------------------------------------------------------------------------
Telecommunications -- 1.95%
  AT&T Corporation                              60,000         2,658,750
------------------------------------------------------------------------------

                            As of September 30, 1997


                                                              Market
                                                Shares        Value
------------------------------------------------------------------------------
Utilities -- 4.24%
  NIPSCO Ind., Inc.                             58,000      $  2,443,250
  TNP Enterprises, Inc.                         30,000           753,750
  Western Resources, Inc.                       75,000         2,573,438
                                                            ____________
                                                               5,770,438
==============================================================================
Total Common Stock                                          $133,171,143
------------------------------------------------------------------------------
  (Cost $84,115,060)
------------------------------------------------------------------------------
Preferred Stock--0.77%
------------------------------------------------------------------------------
  J.P. Morgan & Company
   Incorporated 5%**                            12,000         1,047,000
------------------------------------------------------------------------------
  Total Preferred Stock                                     $  1,047,000
------------------------------------------------------------------------------
  (Cost $738,250)
------------------------------------------------------------------------------


                                                 Face         Market
                                                Amount        Value
------------------------------------------------------------------------------
  Commercial Paper -- 1.47%
------------------------------------------------------------------------------
  General Electric Capital
  Corporation
  5.52%, 10/06/97                           $2,000,000      $  1,998,467

------------------------------------------------------------------------------
Total Commercial Paper                                      $  1,998,467
------------------------------------------------------------------------------
  (Cost $1,998,467)

------------------------------------------------------------------------------
Repurchase Agreement -- 2.40%
------------------------------------------------------------------------------
  State Street Corporation
  4.25%, dated 9/30/97, to be
  repurchased at $3,262,385 on
  10/1/97 (Collateral: $3,280,000
  United States Treasury Notes, 5.75%
  due 12/31/98, value $3,329,200)
                                            $3,262,000      $  3,262,000
------------------------------------------------------------------------------
Total Repurchase Agreement                                  $  3,262,000
------------------------------------------------------------------------------
  (Cost $3,262,000)
------------------------------------------------------------------------------
Total Investments
   At Value -- 102.52%                                      $139,478,610
------------------------------------------------------------------------------
  (Cost $90,113,777)
------------------------------------------------------------------------------
Other Assets
   Less Liabilities --(2.52%)                                 (3,427,765)
------------------------------------------------------------------------------
Net Assets--100.00%                                         $136,050,845
==============================================================================
 *Non-dividend paying investment.
**The variable dividend rate is tied to the greater of the Treasury Bill rate, Ten Year Treasury Constant Maturity Rate or Twenty Year Treasury Constant Maturity Rate. The rate shown is the rate as of September 30, 1997.

 See accompanying notes to financial statements.

                      STATEMENTS OF ASSETS AND LIABILITIES

                      As of September 30, 1997 (Unaudited)

                                                                                    Bartlett      Bartlett
                                                                                     Value          Basic
                                                                                 International      Value
                                                                                     Fund           Fund
------------------------------------------------------------------------------------------------------------------------
   Assets:
------------------------------------------------------------------------------------------------------------------------
        Investment securities, at cost                                            $77,032,805   $ 90,113,777
========================================================================================================================
        Investment securities, at value                                           $98,278,072   $139,478,610
        Dividends and interest receivable                                             394,869        160,198
        Receivable for securities sold                                                     --      1,363,105
        Cash                                                                            5,101            875
        Shareholder subscriptions receivable                                           28,444         30,625
        Other Assets                                                                    3,909          3,147
------------------------------------------------------------------------------------------------------------------------
        Total Assets                                                               98,710,395    141,036,560
------------------------------------------------------------------------------------------------------------------------
   Liabilities:
------------------------------------------------------------------------------------------------------------------------
        Shareholder redemptions payable                                               672,051      4,885,136
        Management and distribution fees payable                                       87,174         58,238
        Accrued expenses                                                               56,169         42,341
------------------------------------------------------------------------------------------------------------------------
        Total Liabilities                                                             815,394      4,985,715
------------------------------------------------------------------------------------------------------------------------
   Net Assets                                                                     $97,895,001   $136,050,845
========================================================================================================================

   Net Assets Consist of:
------------------------------------------------------------------------------------------------------------------------
        Capital shares:
          Class A shares                                                          $49,714,841   $ 60,079,098
          Class C shares                                                              425,262         13,879
          Class Y shares                                                           19,810,812      2,409,362
        Accumulated undistributed net investment income                               141,206        355,396
        Accumulated net realized gains from security transactions                   6,558,474     23,828,256
        Net unrealized appreciation on investments
          and foreign currency transactions                                        21,244,406     49,364,854
------------------------------------------------------------------------------------------------------------------------
   Net Assets                                                                     $97,895,001   $136,050,845
========================================================================================================================
        Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)
          Class A shares                                                            4,907,899      5,628,929
          Class C shares                                                               27,519            612
          Class Y shares                                                            1,272,202        108,290
------------------------------------------------------------------------------------------------------------------------
        Net asset value and redemption price per share -- Class A                      $15.77         $23.71
========================================================================================================================
        Maximum offering price per share -- Class A
          (net asset value plus sales charge of 4.75% of offering price)               $16.56         $24.89
========================================================================================================================
        Net asset value, offering price and redemption price per share -- Class C      $15.75         $23.71
========================================================================================================================
        Net asset value, offering price and redemption price per share -- Class Y      $15.78         $23.72
========================================================================================================================

   See accompanying notes to financial statements.

                            STATEMENTS OF OPERATIONS

            For the six months ended September 30, 1997 (Unaudited)

                                                                                 Bartlett           Bartlett
                                                                                   Value             Basic
                                                                               International         Value
                                                                                   Fund              Fund
-------------------------------------------------------------------------------------------------------------------
   Investment Income:
-------------------------------------------------------------------------------------------------------------------
        Interest                                                                $   114,171       $   71,608
        Dividends                                                                 1,380,952        1,373,646
        Less foreign taxes withheld                                                (156,112)         (10,785)
-------------------------------------------------------------------------------------------------------------------
   Total Investment Income                                                        1,339,011        1,434,469
-------------------------------------------------------------------------------------------------------------------
   Expenses:
-------------------------------------------------------------------------------------------------------------------
        Investment advisory fees                                                    729,422          638,061
        Distribution and service fees                                                42,102           65,642
        Custodian fees                                                               25,190           12,200
        Trustees' fees                                                               15,300           15,300
        Legal and audit fees                                                          8,770            8,360
        Registration fees                                                             4,350            4,120
        Reports to shareholders                                                       3,930            5,765
        Transfer agent and shareholder servicing expense                              3,397            4,797
        Other expenses                                                                  448              245
        Less: Expenses waived by Advisor                                             (4,473)         (14,076)
-------------------------------------------------------------------------------------------------------------------
   Total Expenses                                                                   828,436          740,414
-------------------------------------------------------------------------------------------------------------------
   Net Investment Income                                                            510,575          694,055
-------------------------------------------------------------------------------------------------------------------
   Realized and Unrealized Gains on Investments:
        Net realized gains from security transactions                             3,225,120       14,891,269
        Net change in net unrealized appreciation (depreciation)
          of investments and foreign currency transactions                        9,777,383       17,873,373
-------------------------------------------------------------------------------------------------------------------
   Net Realized and Unrealized Gains
    on Investments                                                               13,002,503       32,764,642
-------------------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets
    from Operations                                                             $13,513,078      $33,458,697
===================================================================================================================

   See accompanying notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                            Bartlett                        Bartlett
                                                    Value International Fund            Basic Value Fund

                                                    Six Months         Year        Six Months        Year
                                                       Ended           Ended          Ended          Ended
                                                      9/30/97         3/31/97        9/30/97        3/31/97
                                                    (Unaudited)                    (Unaudited)
------------------------------------------------------------------------------------------------------------------------
   From Operations:
------------------------------------------------------------------------------------------------------------------------
     Net investment income                         $    510,575    $    485,806  $     694,055   $   1,500,723
     Net realized gains from
      security transactions                           3,225,120       5,034,699     14,891,269      14,218,555
     Net change in net unrealized
      appreciation (depreciation)
      on investments                                  9,777,383       5,827,351     17,873,373      (1,663,068)
------------------------------------------------------------------------------------------------------------------------
   Net increase in net assets
      from operations                                13,513,078      11,347,856     33,458,697      14,056,210
------------------------------------------------------------------------------------------------------------------------
   Distributions to Shareholders:
------------------------------------------------------------------------------------------------------------------------
     From net investment income:
      Class A Shares                                   (369,236)       (485,806)      (548,230)     (1,780,551)
      Class C Shares                                       (133)             --             --              --
      Class Y Shares                                         --              --             --              --
     In excess of net investment income                      --         (47,035)            --              --
     From net realized gains from
      security transactions:
      Class A Shares                                         --      (4,402,999)            --      (8,971,516)
      Class C Shares                                         --              --             --              --
      Class Y Shares                                         --              --             --              --
------------------------------------------------------------------------------------------------------------------------
   Decrease in net assets from
      distributions to shareholders                    (369,369)     (4,935,840)      (548,230)    (10,752,067)
------------------------------------------------------------------------------------------------------------------------
   From Fund Share Transactions:
------------------------------------------------------------------------------------------------------------------------
     Proceeds from shares sold:
      Class A Shares                                 20,636,782      37,234,561      3,526,103      38,456,739
      Class C Shares                                    425,236              --         13,879              --
      Class Y Shares                                 19,931,489              --      2,439,338              --
     Net asset value of shares issued
      in reinvestment of shareholder
      distributions:
      Class A Shares                                    252,986       3,770,092        521,246      10,364,400
      Class C Shares                                        132              --             --              --
      Class Y Shares                                         --              --             --              --
     Payment for shares redeemed:
      Class A Shares                                (40,347,938)    (35,483,885)   (22,538,284)    (58,553,595)
      Class C Shares                                       (106)             --             --              --
      Class Y Shares                                   (120,677)             --        (29,976)             --
------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from Fund
      share transactions                                777,904       5,520,768    (16,067,694)     (9,732,456)
------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets             13,921,613      11,932,784     16,842,773      (6,428,313)
   Net Assets:
     Beginning of period                             83,973,388      72,040,604    119,208,072     125,636,385
------------------------------------------------------------------------------------------------------------------------
     End of period                                 $ 97,895,001    $ 83,973,388  $ 136,050,845   $ 119,208,072
========================================================================================================================
   Accumulated undistributed net
      investment income                               $ 141,206    $         --  $     355,396   $     209,571
========================================================================================================================

   See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS

                       Bartlett Value International Fund
                 For a Share Outstanding Throughout Each Period

                                                          Class A                                        Class C       Class Y
                                ---------------------------------------------------------------------------------------------------

                                                        Year Ended March 31,                            July 23,         Aug. 15,
                                  Six Months    ---------------------------------------------------     1997(dagger)   1997(dagger)
                                     Ended                                                                  to             to
                                    9/30/97                                                              Sept. 30,      Sept. 30,
                                  (Unaudited)     1997       1996      1995      1994        1993        1997           1997
===================================================================================================================================
Net Asset Value,
  Beginning of Period              $13.64        $12.59     $11.64     $12.46   $10.08       $9.93      $15.70        $15.27
-----------------------------------------------------------------------------------------------------------------------------------
Income From Investment
  Operations:
  Net Investment Income (Loss)        .09(B)        .08        .13        .09      .07(A)      .12         .04(C)       N.M.
  Net Realized and
  Unrealized Gains
   (Losses) on Securities            2.10          1.81       1.33       (.21)    2.38         .15         .07           .51
-----------------------------------------------------------------------------------------------------------------------------------
Total From Investment
  Operations                         2.19          1.89       1.46       (.12)    2.45         .27         .11           .51
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends From Net
    Investment Income                (.06)         (.08)      (.13)      (.09)    (.07)       (.10)       (.06)           --
  In Excess of Net
    Investment Income                  --          (.01)      (.01)        --       --          --          --            --
  Distributions From
    Realized Gains                     --          (.75)      (.37)      (.61)      --        (.02)         --            --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                  (.06)         (.84)      (.51)      (.70)    (.07)       (.12)       (.06)           --
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                    $15.77        $13.64     $12.59     $11.64   $12.46      $10.08      $15.75        $15.78
===================================================================================================================================
Total Return(E)                     16.13%(F)     15.45%     12.76%     (1.18%)  24.42%       2.71%       0.70%(F)      3.34%(F)
===================================================================================================================================
Ratios / Supplemental Data:
---------------------------
Net Assets, End of Period (000's) $77,388       $83,973    $72,041    $57,664  $49,607     $29,572        $433       $20,074
Ratio of Net Expenses
  to Average Net Assets              1.80%(B,G)    1.81%      1.83%      1.83%    1.88%(A)    2.00%       2.55%(C,G)    1.54%(D,G)
Ratio of Net Investment
  Income to Average Net Assets       1.18%(B,G)     .62%      1.06%       .80%     .55%(A)    1.13%       (.91%)(C,G)   (.27%)(D,G)
Portfolio Turnover Rate                44%(G)        31%        38%        24%      19%         19%         44%(G)        44%(G)
Average commission
  rate paid(H)                     $.0254        $.0296         --         --       --          --      $.0254        $.0254
-----------------------------------------------------------------------------------------------------------------------------------

(dagger) Commencement of operations of each Class.

     (A) The Advisor has periodically absorbed expenses of the Bartlett Value International Fund through management fee waivers. If the Advisor had not waived any fees, the ratio of net expenses to average net assets would have been 1.94% and the ratio of net investment income to average net assets would have been .49% for the period ended March 31, 1994.

     (B) Net of fees waived pursuant to a voluntary expense limitation of 1.80%.

     (C) Net of fees waived pursuant to a voluntary expense limitation of 2.55%.

     (D) Net of fees waived pursuant to a voluntary expense limitation of 1.55%.

     (E) Excluding sales charge

     (F) Not Annualized

     (G) Annualized

     (H) Pursuant to SEC regulations effective for fiscal years beginning after September 1, 1995, this is the average commission rate paid on securities purchased and sold by the fund.

     N.M. Not meaningful

See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS

                           Bartlett Basic Value Fund
                 For a Share Outstanding Throughout Each Period


                                                          Class A                                        Class C       Class Y
                                ---------------------------------------------------------------------------------------------------

                                                                 Year Ended March 31,                     Sept. 12,       Aug. 15,
                                  Six Months      ----------------------------------------------------   1997(dagger)   1997(dagger)
                                     Ended                                                                    to            to
                                    9/30/97                                                                Sept. 30,     Sept. 30,
                                  (Unaudited)       1997         1996      1995       1994        1993       1997          1997
===================================================================================================================================
Net Asset Value,
  Beginning of Period                $18.33         $17.94      $15.39    $14.89     $14.76     $13.47    $22.84       $21.92
-----------------------------------------------------------------------------------------------------------------------------------
Income From Investment
  Operations:
  Net Investment Income                 .12(A)         .22         .30       .27        .22        .30       .01(B)       .04(C)
  Net Realized and
  Unrealized Gains
   on Securities                       5.35           1.82        3.32      1.53        .28       1.57       .86         1.76
-----------------------------------------------------------------------------------------------------------------------------------
Total From Investment
  Operations                           5.47           2.04        3.62      1.80        .50       1.87       .87         1.80
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends From Net
    Investment Income                  (.09)          (.26)       (.24)     (.27)      (.23)      (.30)       --           --
  Distributions From
    Realized Gains                       --          (1.39)       (.83)    (1.03)      (.14)      (.28)       --           --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                    (.09)         (1.65)      (1.07)    (1.30)      (.37)      (.58)       --           --
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                      $23.71         $18.33      $17.94    $15.39     $14.89     $14.76    $23.71       $23.72
===================================================================================================================================
Total Return(D)                       30.03%(E)      11.30%      24.05%    12.67%      3.42%     14.22%     3.81%(E)     8.21%(E)
===================================================================================================================================
Ratios / Supplemental Data:
---------------------------
Net Assets, End of Period (000's)  $133,468       $119,208    $125,636  $102,721    $94,289   $103,507       $14       $2,569
Ratio of Net Expenses
  to Average Net Assets                1.15%(A,F)     1.16%       1.17%     1.20%      1.20%      1.21%     1.90%(B,F)   0.90%(B,F)
Ratio of Net Investment
  Income to Average Net Assets         1.07%(A,F)     1.18%       1.79%     1.81%      1.48%      2.14%     1.56%(B,F)   1.46%(B,F)
Portfolio Turnover Rate                  43%(F)         23%         25%       26%        33%        43%       43%(F)       43%(F)
Average commission
  rate paid(G)                       $.0727         $.0655          --        --         --         --    $.0727       $.0727
-----------------------------------------------------------------------------------------------------------------------------------

(dagger) Commencement of operations of each Class.

     (A) Net of fees waived pursuant to a voluntary expense limitation of 1.15%.

     (B) Net of fees waived pursuant to a voluntary expense limitation of 1.90%.

     (C) Net of fees waived pursuant to a voluntary expense limitation of 0.90%.

     (D) Excluding sales charge

     (E) Not Annualized

     (F) Annualized

     (G) Pursuant to SEC regulations effective for fiscal years beginning after September 1, 1995, this is the average commission rate paid on securities purchased and sold by the fund.

         See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS


                      As of September 30, 1997 (Unaudited)

1 Significant Accounting Policies Bartlett Capital Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Bartlett Capital Trust was established as a Massachusetts business trust under a Declaration of Trust dated October 31, 1982. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of the Bartlett Value International Fund, Bartlett Basic Value Fund and Bartlett Europe Fund. The financial statements for the Bartlett Europe Fund are included in a separate report to the shareholders.

     Each of the Funds consist of three classes of shares: Class A, offered since 1983 for Basic Value and since 1989 for Value International, Class C offered since July 21, 1997, and Class Y offered to certain institutional investors since July 21, 1997. The income and expenses of each of these Funds is allocated proportionately to the three classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Class A and Class C shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

     The following is a summary of the investment objectives followed by the
Funds:

     Bartlett Value International Fund seeks capital appreciation by investing primarily in foreign equity securities believed by its Advisor, Bartlett & Co., to be attractively priced relative to their intrinsic value. Income is a secondary consideration.

     Bartlett Basic Value Fund seeks capital appreciation by investing primarily in common stocks or securities convertible into common stocks that are believed by its Advisor, Bartlett & Co., to be attractively priced relative to their intrinsic value. Income is a secondary consideration.

     The following is a summary of the significant accounting policies of Bartlett Capital Trust:

     Security Valuation - Equity securities, options and commodities listed on exchanges are valued at the last sale price as of the close of business on the day the securities are being valued. Listed securities not traded on a particular day and securities traded in the over-the-counter market are valued at the mean between closing bid and ask prices quoted by brokers or dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on an exchange are valued according to the broadest and most representative market.

     The values of international securities are generally based upon market quotations converted to U.S. dollar equivalents at 4:00 p.m. Eastern time which, depending upon the exchange or market, may be last sale price, last bid price, or the mean between the last bid and asked prices as of, in each case, the close of the appropriate exchange or another designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day the New York Stock Exchange (NYSE) is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Funds' share price is not calculated. Therefore, the value of each Fund's portfolio may be significantly affected on days when shares may not be purchased or redeemed.

     Repurchase agreements are valued at cost which approximates market. It is the policy of each of the Funds that its custodian take possession of the underlying collateral securities. Collateral is marked-to-market daily to ensure that the market value of the underlying assets equals or exceeds the value of the seller's repurchase obligation. In the event of a bankruptcy or other default of the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying securities and losses. The loss would equal the amount by which the carrying value of the repurchase agreement(s) exceeded the proceeds received in liquidation of the underlying collateral securities. To minimize the possibility of loss, the Funds enter into repurchase agreements only with institutions deemed to be creditworthy by the Advisor, including banks that serve as custodian for the Funds, banks having assets in excess of $1 billion or primary government securities dealers.

     Foreign Currency Translation - The books and records of each Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities--at the daily rate of exchange as reported by the custodian at 12:00 p.m. Eastern time;

     (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

     Share Valuation - The net asset value per share is calculated daily by dividing the total value of each Fund's investments and other assets, less liabilities, by the total number of shares outstanding.

     Investment Income and Distributions to Shareholders - Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Distributions to shareholders from net investment income are declared and paid quarterly and are recorded on the ex-dividend date. Net realized capital gains, if any, are distributed to shareholders at least once a year.

     Security Transactions - Security transactions are accounted for on a trade date basis, which is the date the order to buy or sell is executed. Securities sold are valued on a specific identification basis.

     Federal Income Taxes - It is each Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund (but not its shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes is made.

     In order to avoid imposition of the excise tax created by the Tax Reform Act of 1986, as amended by the Revenue Act of 1987, it is each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31 of the calendar year) plus undistributed amounts from prior years.

     The following amounts are based on cost for both financial reporting and federal income tax purposes as of September 30, 1997:

                                                Bartlett         Bartlett
                                                  Value            Basic
                                              International        Value
                                                  Fund             Fund
===============================================================================
Unrealized appreciation                        $23,868,520     $50,024,222
Unrealized depreciation                         (2,623,252)       (659,388)
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)     $21,245,268     $49,364,833
===============================================================================
Federal income tax cost of investments         $77,032,805     $90,113,777
===============================================================================


Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires the Funds to make estimates and assumptions that affect the reported amounts of assets and liabilites at the date of the financial statements and the reported net changes in net assets from operations during the reporting period.


2  Investment Transactions
   Investment transactions (excluding short-term securities) are as follows for the six months ended September 30, 1997:

                                               Bartlett       Bartlett
                                                 Value          Basic
                                             International      Value
                                                 Fund           Fund
===============================================================================
Purchases of investment securities           $19,734,166     $27,004,382
===============================================================================
Proceeds from sales and maturities
 of investment securities                    $19,089,949     $41,298,825
===============================================================================

3  Transactions with Affiliates and Related Parties
   The officers of each of the Trusts are shareholders or employees of the Advisor or Legg Mason Wood Walker, Incorporated (LMWW). LMWW is affiliated with the Advisor through their common parent company, Legg Mason, Inc. The Advisor became a wholly owned subsidiary of Legg Mason, Inc. in January 1996. Bartlett Capital Trust's investments are managed by the Advisor under the terms of the Management Agreement. Under the Management Agreement that was effective through July 20, 1997, the Advisor paid all of the expenses of each Fund except brokerage, taxes, interest and extraordinary expenses. As compensation for investment advisory services and agreement to pay the above Fund expenses, each Fund paid the Advisor a fee computed and accrued daily and paid monthly. The fee for Bartlett Basic Value Fund was computed at an annual rate of 2% of the average daily net assets of Bartlett Basic Value Fund up to and including $10,000,000, 1.50% of such assets from $10,000,000 up to and including $30,000,000 and 1% of such assets in excess of $30,000,000. The fee for Bartlett Value International Fund was computed at an annual rate of 2% of the average daily net assets of Bartlett Value International Fund up to and including $20,000,000, 1.75% of such assets from $20,000,000 up to and including $200,000,000 and 1.25% of such assets in excess of $200,000,000.

     Effective July 21, 1997, the shareholders of the Trust approved changes to the Investment Management and Administration Agreement. Bartlett receives for its services an advisory fee from each Fund, computed daily and payable monthly at annual rates of each Fund's average net assets as follows: Bartlett Basic Value, .75% and Bartlett Value International, 1.25%.

     The Advisor has agreed to waive fees to the extent the expenses attributable to Class A, C, and Y shares,

                      As of September 30, 1997 (Unaudited)


respectively, (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month annual rates based on each respective class' average daily net assets of 1.15%, 1.90% and 0.90% for Basic Value and 1.80%, 2.55% and 1.55% for Value International. Fees in excess of these limits will be waived through July 31, 1998. For the period July 21, 1997 through September 30, 1997, advisory fees of $14,076 and $4,473, respectively were waived for Basic Value and Value International. At September 30, 1997, amounts due to the Advisor were as follows: Basic Value, $58,228 and Value International, $79,973.

     BFP Financial Partners, Inc., as distributor of the Funds, receives from Basic Value and Value International an annual service fee of 0.25% of the average daily net assets of each Fund's Class A Shares and distribution and service fees at an annual rate of 0.75% and 0.25%, respectively, of average daily net assets of each Fund's Class C Shares. These fees are calculated daily and paid monthly. At September 30, 1997, distribution and service fees due to the distributor were as follows: Basic Value, $10 and Value International, $7,307.

     States in which shares of each Fund are offered may impose an expense limitation based upon net assets. The Management Agreement between Bartlett Capital Trust and the Advisor allows for the accrual and payment of the management fee that does not exceed the lowest of the applicable expense limitations imposed.

4 Fund Share Transactions
  Proceeds and payments on shares of the Funds as shown in the Statements of Changes in Net Assets are the result of the following share transactions:

                             Bartlett Value          Bartlett Basic
                           International Fund           Value Fund

                         For the Six     Year     For the Six      Year
                         Months Ended    Ended    Months Ended     Ended
Class A                    9/30/97      3/31/97       9/30/97     3/31/97
===============================================================================
Shares sold                1,411,129   2,833,243      168,069    2,065,947
Shares issued in
  reinvestment of
  distributions               16,114     292,770       24,570      557,595
-------------------------------------------------------------------------------
                           1,427,243   3,126,013      192,639    2,623,542
Less shares
  redeemed                (2,674,827) (2,692,355)  (1,067,697)  (3,123,012)
-------------------------------------------------------------------------------
Net increase
  (decrease)
  in shares
  outstanding             (1,247,584)    433,658     (875,058)    (499,470)
-------------------------------------------------------------------------------


                               Bartlett Value         Bartlett Basic
                             International Fund         Value Fund

                               For the Period         For the Period
                               7/21/97 through        7/21/97 through
Class C                            9/30/97                9/30/97
===============================================================================
Shares sold                        27,518                    612
Shares issued in
  reinvestment of
  distributions                         8                     --
-------------------------------------------------------------------------------
                                   27,526                    612
Less shares
  redeemed                             (7)                    --
-------------------------------------------------------------------------------
Net increase
  in shares
  outstanding                      27,519                    612
-------------------------------------------------------------------------------


                                   Bartlett Value         Bartlett Basic
                                International Fund         Value Fund

                                  For the Period         For the Period
                                 7/21/97 through        7/21/97 through
Class Y                              9/30/97                9/30/97
===============================================================================
Shares sold                         1,280,099                109,574
Shares issued in
  reinvestment of
  distributions                            --                     --
-------------------------------------------------------------------------------
                                    1,280,099                109,574
Less shares
  redeemed                             (7,897)                (1,284)
-------------------------------------------------------------------------------
Net increase
  in shares
  outstanding                       1,272,202                108,290
-------------------------------------------------------------------------------

                             TRUSTEES AND OFFICERS

================================================================================
Lorrence T. Kellar                   Chairman of the Board and Trustee
Dale H. Rabiner, CFA                 President and Trustee
Alan R. Schriber                     Trustee
William P. Sheehan                   Trustee
Charles J. Swindells                 Trustee
Prinz Wolfgang E. Ysenburg           Trustee
A. John W. Campbell                  Trustee
Henri Deegenaar                      Trustee
Ian F.H. Grant                       Trustee
Edmund J. Cashman, Jr.               Trustee
Kathi D. Bair                        Secretary
James B. Reynolds, CFA               Vice President
R. Stuart Crickmer, CFA, CPA         Vice President
Marie K. Karpinski, CPA              Treasurer and Vice President
Madelynn M. Matlock, CFA             Vice President
James A. Miller, CFA                 Vice President
Donna M. Prieshoff                   Vice President
Thomas A. Steele, CPA                Assistant Treasurer and Assistant Secretary
Woodrow H. Uible, CFA                Vice President
================================================================================
Investment Advisor                   Bartlett & Co.
                                     Cincinnati, Ohio
Custodian                            State Street Bank & Trust Company
                                     Boston, Massachusetts
Transfer Agent                       Boston Financial Data Services
                                     Boston, Massachusetts
Auditors                             Coopers & Lybrand, L.L.P.
                                     Baltimore, Maryland
================================================================================


                                 Bartlett & Co.
          -----------------------------------------------------------
                         REGISTERED INVESTMENT ADVISORS
--------------------------------------------------------------------------------
                36 East Fourth Street, Cincinnati, OH 45202-3896
     (bullet) 513-345-6212 (bullet) 800-800-3609 (bullet) FAX 513-621-6462

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